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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 12, 2006


                         NATIONAL HEALTH PARTNERS, INC.
        (Exact Name of Small Business Issuer as Specified in Its Charter)

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
            INDIANA                              000-51731                           04-3786176
 State or Other Jurisdiction of                 (Commission                        (IRS Employer
 Incorporation or Organization)                 File Number)                   Identification Number)
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      120 GIBRALTAR ROAD, SUITE 107
          HORSHAM, PENNSYLVANIA                              19044
(Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (215) 682-7114


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

          On April 12, 2006, National Health Partners, Inc. issued a press release containing a general business update. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

         99.1     Press Release dated April 12, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NATIONAL HEALTH PARTNERS, INC.


Dated: April 12, 2006                     /s/  David M. Daniels
                                          ---------------------------
                                          David M. Daniels
                                          Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

      99.1                 Press Release dated April 12, 2006